Significant acquisition and disposition	9 Months Ended
Jul. 31, 2023
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Significant acquisition and disposition

Note 6 Significant acquisition and disposition
Acquisition
HSBC Bank Canada
On November 29, 2022, we entered into an agreement to acquire 100% of the common shares of HSBC Bank Canada (HSBC Canada) for an all-cash purchase price of $13.5 billion. In addition, we will purchase all of the existing preferred share
s an
d subordinated debt of HSBC Canada held directly or indirectly by HSBC Holdings plc at par value ($2.1 billion as of June 30, 2023). HSBC Canada is a premier Canadian personal and commercial bank focused on globally connected clients.
The transaction is expected to close in the first calendar quarter of 2024 and is subject to the satisfaction of customary closing conditions, including regulatory approvals. The results of the acquired business will be consolidated from the date of close.
Disposition
Wealth Management
On July 3, 2023, we completed the previously announced sale of the European asset servicing activities of RBC Investor Services
®
and its associated Malaysian centre of excellence to CACEIS, the asset servicing banking group of Crédit Agricole S.A. and Banco Santander, S.A. As a result of the transaction, we recorded a pre-tax gain on disposal of $
69 million in Non-Interest income within the Wealth Management segment ($77 million after-tax).
The completion of the sale of the business of the U
.
K
.
branch of RBC Investor Services Trust and the RBC Investor Services business in Jersey remains subject to customary closing conditions, including regulatory approvals. The disposal group consists of $2.7 billion of assets, primarily consisting of cash and due from banks, and $2.7 billion of liabilities, primarily consisting of deposits, and remains classified as held-for-sale, presented in Other assets and Other liabilities.